                               POWER OF ATTORNEY

I, Eugene M. Trovato, Vice President, Chief Accounting Officer and Corporate Controller of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448                  33-75960                 33-75996
2-52449                  33-75962                 33-75998
33-02339                 33-75964                 33-76000
33-34370                 33-75966                 33-76002
33-34583                 33-75968                 33-76004
33-42555                 33-75970                 33-76018
33-60477                 33-75972                 33-76024
33-61897                 33-75974                 33-76026
33-62473                 33-75976                 33-79118
33-62481                 33-75978                 33-79122
33-63611                 33-75980                 33-81216
33-63657                 33-75982                 33-87642
33-64277                 33-75984                 33-87932
33-64331                 33-75986                 33-88720
33-75248                 33-75988                 33-88722
33-75954                 33-75990                 33-88724
33-75956                 33-75992                 33-89858
33-75958                 33-75994                 33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512         811-2513          811-4536          811-5906

hereby ratifying and confirming on this 8th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ Eugene M. Trovato
----------------------------------------
Eugene M. Trovato
Vice President, Chief Accounting Officer
and Corporate Controller

                               POWER OF ATTORNEY

I, Christopher J. Burns, Director of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie
E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448                  33-75960                 33-75996
2-52449                  33-75962                 33-75998
33-02339                 33-75964                 33-76000
33-34370                 33-75966                 33-76002
33-34583                 33-75968                 33-76004
33-42555                 33-75970                 33-76018
33-60477                 33-75972                 33-76024
33-61897                 33-75974                 33-76026
33-62473                 33-75976                 33-79118
33-62481                 33-75978                 33-79122
33-63611                 33-75980                 33-81216
33-63657                 33-75982                 33-87642
33-64277                 33-75984                 33-87932
33-64331                 33-75986                 33-88720
33-75248                 33-75988                 33-88722
33-75954                 33-75990                 33-88724
33-75956                 33-75992                 33-89858
33-75958                 33-75994                 33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512         811-2513          811-4536          811-5906

hereby ratifying and confirming on this 8th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ Christopher J. Burns
----------------------------------------
Christopher J. Burns
Director

POWER OF ATTORNEY

I, Laura R. Estes, Director of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448                  33-75960                 33-75996
2-52449                  33-75962                 33-75998
33-02339                 33-75964                 33-76000
33-34370                 33-75966                 33-76002
33-34583                 33-75968                 33-76004
33-42555                 33-75970                 33-76018
33-60477                 33-75972                 33-76024
33-61897                 33-75974                 33-76026
33-62473                 33-75976                 33-79118
33-62481                 33-75978                 33-79122
33-63611                 33-75980                 33-81216
33-63657                 33-75982                 33-87642
33-64277                 33-75984                 33-87932
33-64331                 33-75986                 33-88720
33-75248                 33-75988                 33-88722
33-75954                 33-75990                 33-88724
33-75956                 33-75992                 33-89858
33-75958                 33-75994                 33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512         811-2513          811-4536          811-5906

hereby ratifying and confirming on this 8th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:

/s/ Laura R. Estes
----------------------------------------
Laura R. Estes
Director

                               POWER OF ATTORNEY

I, Timothy A. Holt, Director of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448                  33-75960                 33-75996
2-52449                  33-75962                 33-75998
33-02339                 33-75964                 33-76000
33-34370                 33-75966                 33-76002
33-34583                 33-75968                 33-76004
33-42555                 33-75970                 33-76018
33-60477                 33-75972                 33-76024
33-61897                 33-75974                 33-76026
33-62473                 33-75976                 33-79118
33-62481                 33-75978                 33-79122
33-63611                 33-75980                 33-81216
33-63657                 33-75982                 33-87642
33-64277                 33-75984                 33-87932
33-64331                 33-75986                 33-88720
33-75248                 33-75988                 33-88722
33-75954                 33-75990                 33-88724
33-75956                 33-75992                 33-89858
33-75958                 33-75994                 33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512         811-2513          811-4536          811-5906

hereby ratifying and confirming on this 8th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:

/s/ Timothy A. Holt
----------------------------------------
Timothy A. Holt
Director

                               POWER OF ATTORNEY

I, Gail P. Johnson, Director of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448                  33-75960                 33-75996
2-52449                  33-75962                 33-75998
33-02339                 33-75964                 33-76000
33-34370                 33-75966                 33-76002
33-34583                 33-75968                 33-76004
33-42555                 33-75970                 33-76018
33-60477                 33-75972                 33-76024
33-61897                 33-75974                 33-76026
33-62473                 33-75976                 33-79118
33-62481                 33-75978                 33-79122
33-63611                 33-75980                 33-81216
33-63657                 33-75982                 33-87642
33-64277                 33-75984                 33-87932
33-64331                 33-75986                 33-88720
33-75248                 33-75988                 33-88722
33-75954                 33-75990                 33-88724
33-75956                 33-75992                 33-89858
33-75958                 33-75994                 33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512         811-2513          811-4536          811-5906

hereby ratifying and confirming on this 12th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:

/s/ Gail P. Johnson
----------------------------------------
Gail P. Johnson
Director

                               POWER OF ATTORNEY

I, Daniel P. Kearney, Director and President (principal executive officer) of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448                  33-75960                 33-75996
2-52449                  33-75962                 33-75998
33-02339                 33-75964                 33-76000
33-34370                 33-75966                 33-76002
33-34583                 33-75968                 33-76004
33-42555                 33-75970                 33-76018
33-60477                 33-75972                 33-76024
33-61897                 33-75974                 33-76026
33-62473                 33-75976                 33-79118
33-62481                 33-75978                 33-79122
33-63611                 33-75980                 33-81216
33-63657                 33-75982                 33-87642
33-64277                 33-75984                 33-87932
33-64331                 33-75986                 33-88720
33-75248                 33-75988                 33-88722
33-75954                 33-75990                 33-88724
33-75956                 33-75992                 33-89858
33-75958                 33-75994                 33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512         811-2513          811-4536          811-5906

hereby ratifying and confirming on this 8th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:

/s/ Daniel P. Kearney
----------------------------------------
Daniel P. Kearney
Director and President

                               POWER OF ATTORNEY

I, John Y. Kim, Director of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448                  33-75960                 33-75996
2-52449                  33-75962                 33-75998
33-02339                 33-75964                 33-76000
33-34370                 33-75966                 33-76002
33-34583                 33-75968                 33-76004
33-42555                 33-75970                 33-76018
33-60477                 33-75972                 33-76024
33-61897                 33-75974                 33-76026
33-62473                 33-75976                 33-79118
33-62481                 33-75978                 33-79122
33-63611                 33-75980                 33-81216
33-63657                 33-75982                 33-87642
33-64277                 33-75984                 33-87932
33-64331                 33-75986                 33-88720
33-75248                 33-75988                 33-88722
33-75954                 33-75990                 33-88724
33-75956                 33-75992                 33-89858
33-75958                 33-75994                 33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512         811-2513          811-4536          811-5906

hereby ratifying and confirming on this 8th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:

/s/ John Y. Kim
----------------------------------------
John Y. Kim
Director

                               POWER OF ATTORNEY

I, Shaun P. Mathews, Director of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448                  33-75960                 33-75996
2-52449                  33-75962                 33-75998
33-02339                 33-75964                 33-76000
33-34370                 33-75966                 33-76002
33-34583                 33-75968                 33-76004
33-42555                 33-75970                 33-76018
33-60477                 33-75972                 33-76024
33-61897                 33-75974                 33-76026
33-62473                 33-75976                 33-79118
33-62481                 33-75978                 33-79122
33-63611                 33-75980                 33-81216
33-63657                 33-75982                 33-87642
33-64277                 33-75984                 33-87932
33-64331                 33-75986                 33-88720
33-75248                 33-75988                 33-88722
33-75954                 33-75990                 33-88724
33-75956                 33-75992                 33-89858
33-75958                 33-75994                 33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512         811-2513          811-4536          811-5906

hereby ratifying and confirming on this 8th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:

/s/ Shaun P. Mathews
----------------------------------------
Shaun P. Mathews
Director

                               POWER OF ATTORNEY

I, Glen Salow, Director of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448                  33-75960                 33-75996
2-52449                  33-75962                 33-75998
33-02339                 33-75964                 33-76000
33-34370                 33-75966                 33-76002
33-34583                 33-75968                 33-76004
33-42555                 33-75970                 33-76018
33-60477                 33-75972                 33-76024
33-61897                 33-75974                 33-76026
33-62473                 33-75976                 33-79118
33-62481                 33-75978                 33-79122
33-63611                 33-75980                 33-81216
33-63657                 33-75982                 33-87642
33-64277                 33-75984                 33-87932
33-64331                 33-75986                 33-88720
33-75248                 33-75988                 33-88722
33-75954                 33-75990                 33-88724
33-75956                 33-75992                 33-89858
33-75958                 33-75994                 33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512         811-2513          811-4536          811-5906

hereby ratifying and confirming on this 8th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:

/s/ Glen Salow
----------------------------------------
Glen Salow
Director

                               POWER OF ATTORNEY

I, Creed R. Terry, Director of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448                  33-75960                 33-75996
2-52449                  33-75962                 33-75998
33-02339                 33-75964                 33-76000
33-34370                 33-75966                 33-76002
33-34583                 33-75968                 33-76004
33-42555                 33-75970                 33-76018
33-60477                 33-75972                 33-76024
33-61897                 33-75974                 33-76026
33-62473                 33-75976                 33-79118
33-62481                 33-75978                 33-79122
33-63611                 33-75980                 33-81216
33-63657                 33-75982                 33-87642
33-64277                 33-75984                 33-87932
33-64331                 33-75986                 33-88720
33-75248                 33-75988                 33-88722
33-75954                 33-75990                 33-88724
33-75956                 33-75992                 33-89858
33-75958                 33-75994                 33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512         811-2513          811-4536          811-5906

hereby ratifying and confirming on this 8th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:

/s/ Creed R. Terry
----------------------------------------
Creed R. Terry
Director